UBS RMA
Money Market Portfolio U.S. Government Portfolio Tax-Free Fund Supplement to the Statement of Additional Information (“SAI”)

Dated August 28, 2009

November 23, 2009

Dear Investor:

The purpose of this supplement is to provide you with updated information regarding UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio and UBS RMA Tax-Free Fund (together, the “funds”). Effective November 12, 2009, UBS Financial Services Inc. has agreed to voluntarily reduce a portion of its investment advisory and administration fees through the implementation of additional breakpoints. These additional breakpoints on fees will lower the investment advisory and administration fees payable to UBS Financial Services Inc. when assets in a fund exceed $5 billion. Although the additional breakpoints are not contractual, UBS Financial Services Inc. will not modify or remove the additional breakpoints without consulting with the boards of directors of the funds. Apart from the additional breakpoints noted above, UBS Financial Services Inc. may voluntarily waive fees and/or reimburse fund expenses in the event that fund yields drop below a certain level; such additional voluntary waivers/expense reimbursements may be significant and effectively further reduce fees paid by the funds to below the levels indicated below.

Based on the change discussed above, the SAI is hereby revised as follows:

The section captioned “Investment advisory, administration and principal underwriting arrangements” and sub-headed “Investment advisory and administration arrangements” of the SAI is revised by adding the following after the footnotes to the table displaying the fee schedules on page 70:

In addition, effective November 12, 2009, UBS Financial Services Inc. has agreed to implement additional breakpoints to reduce the fees otherwise payable to it by Money Market Portfolio, Tax-Free Fund and U.S. Government Portfolio. Under this arrangement, UBS Financial Services Inc. has voluntarily implemented additional breakpoints for a fund when assets in that fund exceed $5 billion. Giving effect to such additional breakpoints, the annual fee for each of these three funds is further reduced according to the following schedule:

In excess of $ 5 billion up to $ 10 billion	0.35%
In excess of $ 10 billion up to $ 15 billion	0.34%
In excess of $ 15 billion up to $ 20 billion	0.33%
Over $ 20 billion	0.30%

UBS Financial Services Inc. also may voluntarily waive fees and/or reimburse fund expenses in the event that fund yields, taking into account the additional breakpoints, drop below a certain level.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-398